
                    Household Finance Corporation
             Household Revolving Home Equity Loan
          Revolving Home Equity Loan Asset Backed
                     Certificates - Series 1996-1
   P & S Agreement Date:              May 1, 1996
 Original Settlement Date:           May 23, 1996
         Series Number of Class A-1 Certificates:
                                        441919AJ6
 Series Number of Class A-2 Certificates:     N/A
  Original Sale Balance:             $819,278,000



Servicer Certificate (Page 1 of 3)


                                                        08/21/2000

Investor Certificateholder Floating Allocation              90.43%
Percentage
Investor Certificateholder Fixed Allocation                 97.37%
Percentage

Aggregate Amount of  Collections                      7,827,224.89
     Aggregate Amount of  Interest Collections        2,373,752.03
     Aggregate Amount of  Principal Collections       5,453,472.86

Class A Interest Collections                          2,146,613.68
Class A Principal Collections                         5,303,077.43
Seller Interest Collections                             227,138.35
Seller Principal Collections                            150,395.43

Weighted Average Loan Rate                                  13.99%
Net Loan Rate                                               12.99%

Weighted Average Maximum Loan Rate                          18.80%

Class A-1 Certificate Rate                                 6.8300%
Maximum Investor Certificate Rate                         12.9894%
Class A-1 Certificate Interest Distributed            1,102,540.75
Class A-1 Investor Certificate Interest Shortfall             0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall               0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall               0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                    0.00

Maximum Principal Dist. Amount (MPDA)                 5,309,779.30
Alternative Principal Dist. Amount (APDA)             5,303,077.43
Rapid Amortization Period? (Y=1, N=0)                         0.00
Scheduled Principal  Distribution Amount (SPDA)       5,303,077.43

Principal  allocable to Class A-1                     5,303,077.43

SPDA deposited to Funding Account                             0.00
Subsequent Funding Mortgage Loans Purchased in                0.00
Period
Cumulative Subsequent Funding Mortgage Loans        100,781,997.58
Purchased



Accelerated Principal Distribution Amount                     0.00

APDA allocable to Class A-1                                   0.00


Reimbursement to Credit Enhancer                              0.00

Spread Trigger hit?                                             No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss           226,463.72
Amount


Cumulative Investor Liquidation Loss Amount             226,463.72

Total Principal allocable to A-1                      5,529,541.15


Beginning Class A-1 Certificate Principal Balance   181,604,442.85

Ending Class A-1 Certificate Principal Balance      176,074,901.70




Pool Factor (PF)                                         0.2149147

Servicer Certificate (Page 2 of  3)

Distribution Date:                                      08/21/2000

Retransfer Deposit Amount (non 2.07 transfers)                0.00
Servicing Fees Distributed                              154,838.22
Beg. Accrued and Unpaid Inv. Servicing Fees                   0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                 0.00
End. Accrued and Unpaid Inv. Servicing Fees                   0.00

Number of Mortgage Loans Retransferred pursuant                  0
to 2.07
Cumulative Number of Mortgage Loans Retransferred                0
pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07 ($)             0.00
Cumulative Mortgage Loans Retransferred pursuant              0.00
to 2.07 ($)

Aggregate Investor Liquidation Loss Amount              226,463.72
Investor Loss Reduction Amount                                0.00

Beginning Pool Balance                              205,466,434.95
Ending Pool Balance                                 199,911,062.16
Beginning Invested Amount                           185,805,869.85
Ending Invested Amount                              180,276,328.70
Beginning Seller Principal Balance                   19,660,565.10
Ending Seller Principal Balance                      19,634,733.46
Additional Balances                                     150,395.43

Beginning Funding Account Balance                             0.00
Ending Funding Account Balance                                0.00
Ending Funding Account Balance % (before any                 0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after purchase             0.00%
of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                $0.00
Purchased in Period
Principal Collections to purchase Additional                 $0.00
Balances and/or paid to Cert.



Excess Funding Amount                                        $0.00

Beginning Spread Account Balance                      2,100,714.00
Ending Spread Account Balance                         2,100,714.00

Beginning Seller Interest                                    9.57%
Ending Seller's Interest                                     9.82%

Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts
     Trust Balance                                             548
   60 - 89 days (Del Stat 4)                         18,028,766.13
     No. of Accounts                                           132
     Trust Balance                                    4,360,817.87
   90+ (Del Stat 5+)
     No. of Accounts                                           214
     Trust Balance                                    6,082,625.43
   270+ (Del Stat 11+)
     No. of Accounts                                           122
     Trust Balance                                    3,368,367.26
   REO
     No. of Accounts                                            31
     Trust Balance                                      878,355.18

Rapid Amortization Event ?                                      No
   Failure to make payment within 5 Business Days               No
of Required Date ?
   Failure to perform covenant relating to                      No
Trust's Security Interest ?
   Failure to perform other covenants as                        No
described in the Agreement ?
   Breach of Representation or Warranty ?                       No
   Bankruptcy, Insolvency or Receivership                       No
relating to Seller ?
   Subject to Investment Company Act of 1940                    No
Regulation ?
   Servicing Termination ?                                      No
   Aggregate of Credit Enhancement Draw Amounts                 No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                      08/21/2000

Event of Default ?                                              No
   Failure by Servicer to make payment within 5                 No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                      No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants               No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                       No
relating to Master Servicer ?
   Trigger Event ?                                              No

Policy Fee Distributed to Credit Enhancer (Paid                N/A
directly from HFC)
Premium Distributed to Credit Enhancer                        0.00
Amount Distributed to Seller                            377,533.78
Master Servicer Credit Facility Amount                        0.00
Guaranteed Principal Distribution Amount                      0.00
Credit Enhancement Draw Amount                                0.00
Spread Account Draw Amount                                    0.00
Capitalized Interest Account Draw                             0.00
Amount re-imbursed to Credit Enhancer                         0.00
(5.01(a)(vi))
Amount paid to Trustee                                        0.00
Cumulative Draw under Policy                                  0.00
Net Yield                                                    4.28%




Total  Available Funds
     Aggregate Amount of Collections                  7,827,224.89
     Deposit for principal not used to purchase               0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account             0.00
     Deposit from Capitalized Interest Account                0.00
     Total                                            7,827,224.89


Application of Available Funds
     Servicing Fee                                      154,838.22
     Prinicpal and Interest to Class A-1              6,632,081.90

     Seller's portion of Principal and Interest         377,533.78
     Funds deposited into Funding Account (Net)               0.00
     Funds deposited into Spread  Account                     0.00
     Excess funds released to Seller                    662,770.99
     Total                                            7,827,224.89



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer




Statement to Certificateholders (Page 1 of 2)


Distribution Date:                                      08/21/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation             90.4313%
Percentage
Class A Certificateholder Fixed Allocation                97.3651%
Percentage

Beginning Class A-1 Certificate Balance             181,604,442.85


Class A-1 Certificate Rate                               6.830000%

Class A-1 Certificate Interest Distributed                1.345747

Class A-1 Certificate Interest Shortfall                  0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest           0.000000
Shortfall


Rapid Amortization Event ?                                      No
Class A-1 Certificate Principal Distributed               6.749286

   Maximum Principal Distribution Amount                  6.481047
   Scheduled Principal  Distribution Amount               6.472867
(SPDA)
   Accelerated Principal Distribution Amount              0.000000
   Aggregate Investor Liquidation Loss Amount             0.276419
Distributed

Total Amount Distributed to Certificateholders            8.095032

Principal Collections deposited into Funding                  0.00
Account
Ending Funding Account Balance                                0.00

Ending Class A-1 Certificate Balance                176,074,901.70


Class A-1 Factor                                         0.2149147

Pool Factor (PF)                                         0.2149147

Unreimbursed Liquidation Loss Amount                            $0
Accrued Interest on Unreimbursed Liquidation Loss               $0
Amount
Accrued & Unpaid Interest on Unreimbursed                       $0
Liquidation Loss Amount

Class A Servicing Fee                                   154,838.22

Beginning Invested Amount                           185,805,869.85
Ending Invested Amount                              180,276,328.70
Beginning Pool Balance                              205,466,434.95
Ending Pool Balance                                 199,911,062.16

Spread Account Draw Amount                                    0.00
Credit Enhancement Draw Amount                                0.00



Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                      08/21/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                           548
     Trust Balance                                   18,028,766.13

   60 - 89 days (Del Stat 4)
     No. of Accounts                                           132
     Trust Balance                                    4,360,817.87

   90+ (Del Stat 5+)
     No. of Accounts                                           214
     Trust Balance                                    6,082,625.43

   REO
     No. of Accounts                                            31
     Trust Balance                                      878,355.18

Aggregate Liquidation Loss Amount for Liquidated        250,426.39
Loans

Class A-1 Certificate Rate for Next Distribution     To be updated
Date


Amount of any Draws on the Policy                             0.00

Subsequent Mortgage Loans
     No. of Accounts                                          0.00
     Trust Balance                                            0.00
     Cumulative No. of Accounts                           3,249.00
     Cumulative Trust Balance                       100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred                       0
pursuant to 2.07
    Cumulative Number of Mortgage Loans                          0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to 2.07             0.00
($)
    Cumulative Mortgage Loans Retransferred                   0.00
pursuant to 2.07 ($)

